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                                                                  EXHIBIT (24)

                              POWER OF ATTORNEY

     The undersigned, being officers and trustees of each of the Van Kampen American Capital Open End Trusts (with the exception of Don G. Powell), as indicated on Schedule 1 attached hereto and incorporated by reference, each a Delaware business trust, except for the Van Kampen American Capital Pennsylvania Tax Free Income Fund, being a Pennsylvania business trust (individually, a "Trust"), do hereby, in the capacities shown below, individually appoint Dennis J. McDonnell and Ronald A. Nyberg, each of Oakbrook Terrace, Illinois, and each of them, as the agents and attorneys-in-fact with full power of substitution and resubstitution, for each of the undersigned, to execute and deliver, for and on behalf of the undersigned, any and all amendments to the Registration Statement filed by each Trust with the Securities and Exchange Commission pursuant to the provisions of the Securities Act of 1933 and the Investment Company Act of 1940.

     This Power of Attorney may be executed in multiple counterparts, each of which shall be deemed an original, but which taken together shall constitute one instrument.

Dated: July 24, 1997



        Signature                           Title
        ---------                           -----

/s/ J. Miles Branagan                      Trustee
---------------------------
J. Miles Branagan

/s/ Richard M. DeMartini                   Trustee
---------------------------
Richard M. DeMartini

/s/ Linda Hutton Heagy                     Trustee
---------------------------
Linda Hutton Heagy

/s/ R. Craig Kennedy                       Trustee
---------------------------
R. Craig Kennedy

/s/ Jack E. Nelson                         Trustee
---------------------------
Jack E. Nelson

/s/ Don G. Powell                          Trustee (For Former Van
---------------------------                Kampen Funds only)
Don G. Powell

/s/ Jerome L. Robinson                     Trustee
---------------------------
Jerome L. Robinson

/s/ Phillip B. Rooney                      Trustee
---------------------------
Phillip B. Rooney

/s/ Fernando Sisto, Sc.D.                  Trustee
---------------------------
Fernando Sisto, Sc.D.

/s/ Wayne W. Whalen                        Trustee and Chairman
---------------------------
Wayne W. Whalen

/s/ Edward C. Wood III                     Vice President and
---------------------------                Chief Financial Officer
Edward C. Wood III

/s/ Dennis J. McDonnell                    President
---------------------------
Dennis J. McDonnell
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                                   SCHEDULE 1

I. FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL INVESTMENT ADVISORY CORP. ("INVESTMENT ADVISORY CORP.") (COLLECTIVELY, THE "FORMER VAN KAMPEN FUNDS"):

Van Kampen American Capital U.S. Government Trust ("U.S. Government Trust")
  on behalf of its series
Van Kampen American Capital U.S. Government Fund ("U.S. Government Fund")

Van Kampen American Capital Tax Free Trust ("Tax Free Trust")
  on behalf of its series
Van Kampen American Capital Insured Tax Free Income Fund ("Insured Tax Free
  Income Fund")
Van Kampen American Capital Tax Free High Income Fund ("Tax Free High Income
  Fund")
Van Kampen American Capital California Insured Tax Free Fund ("California
  Insured Tax Free Fund")
Van Kampen American Capital Municipal Income Fund ("Municipal Income Fund") Van Kampen American Capital Intermediate Term Municipal Income Fund
  ("Intermediate Term Municipal Income Fund") (f/k/a Limited Term Municipal Income Fund)
Van Kampen American Capital Florida Insured Tax Free Income Fund ("Florida
  Insured Tax Free Income Fund")
Van Kampen American Capital New Jersey Tax Free Income Fund ("New Jersey Tax
  Free Income Fund")
Van Kampen American Capital New York Tax Free Income Fund ("New York Tax Free
  Income Fund")
Van Kampen American Capital California Tax Free Income Fund ("California Tax
  Free Income Fund")
Van Kampen American Capital Michigan Tax Free Income Fund ("Michigan Tax Free
  Income Fund")
Van Kampen American Capital Missouri Tax Free Income Fund ("Missouri Tax Free
  Income Fund")
Van Kampen American Capital Ohio Tax Free Income Fund ("Ohio Tax Free Income
  Fund")

Van Kampen American Capital Trust ("VKAC Trust")
  on behalf of its series
Van Kampen American Capital High Yield Fund ("VKAC High Yield Fund")
Van Kampen American Capital Short-Term Global Income Fund ("Short-Term Global
  Income Fund")
Van Kampen American Capital Strategic Income Fund ("Strategic Income Fund")

Van Kampen American Capital Equity Trust ("Equity Trust")
  on behalf of its series
Van Kampen American Capital Utility Fund ("Utility Fund")
Van Kampen American Capital Value Fund ("Value Fund")
Van Kampen American Capital Great American Companies Fund ("Great American
  Companies Fund")
Van Kampen American Capital Growth Fund ("Growth Fund")
Van Kampen American Capital Prospector Fund ("Prospector Fund")

Van Kampen American Capital Pennsylvania Tax Free Income Fund
  ("Pennsylvania Tax Free Income Fund")

Van Kampen American Capital Tax Free Money Fund ("Tax Free Money Fund")

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II.  FUNDS ADVISED BY VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
("ASSET MANAGEMENT, INC.") (COLLECTIVELY, THE "FORMER AMERICAN CAPITAL FUNDS"):

Van Kampen American Capital Comstock Fund ("Comstock Fund")
Van Kampen American Capital Corporate Bond Fund ("Corporate Bond Fund")
Van Kampen American Capital Emerging Growth Fund ("Emerging Growth Fund")
Van Kampen American Capital Enterprise Fund ("Enterprise Fund")
Van Kampen American Capital Equity Income Fund ("Equity Income Fund")
Van Kampen American Capital Limited Maturity Government Fund ("Limited
  Maturity Government Fund")
Van Kampen American Capital Global Managed Assets Fund ("Global Managed Assets
  Fund")
Van Kampen American Capital Government Securities Fund ("Government Securities
  Fund")
Van Kampen American Capital Government Target Fund ("Government Target Fund") Van Kampen American Capital Growth and Income Fund ("Growth and Income Fund") Van Kampen American Capital Harbor Fund ("Harbor Fund")
Van Kampen American Capital High Income Corporate Bond Fund ("High Income
  Corporate Bond Fund")

Van Kampen American Capital Life Investment Trust ("Life Investment Trust" or
  "LIT") on behalf of its Series
    Enterprise Portfolio ("LIT Enterprise Portfolio")
    Domestic Income Portfolio ("LIT Domestic Income Portfolio")
    Emerging Growth Portfolio ("LIT Emerging Growth Portfolio")
    Global Equity Portfolio ("LIT Global Equity Portfolio")
    Government Portfolio ("LIT Government Portfolio")
    Asset Allocation Portfolio ("LIT Asset Allocation Portfolio")
    Money Market Portfolio ("LIT Money Market Portfolio")
    Morgan Stanley Real Estate Securities Portfolio ("LIT Morgan Stanley Real
      Estate Securities Portfolio")
    Growth and Income Portfolio ("LIT Growth and Income Portfolio")
    Strategic Stock Portfolio ("LIT Strategic Stock Portfolio")

Van Kampen American Capital Pace Fund ("Pace Fund")
Van Kampen American Capital Real Estate Securities Fund ("Real Estate
  Securities Fund")
Van Kampen American Capital Reserve Fund ("Reserve Fund")
Van Kampen American Capital Small Capitalization Fund ("Small Capitalization
  Fund")

Van Kampen American Capital Tax-Exempt Trust ("Tax-Exempt Trust")
  on behalf of its Series
    Van Kampen American Capital High Yield Municipal Fund ("High Yield
      Municipal Fund")

Van Kampen American Capital U.S. Government Trust for Income ("U.S.
  Government Trust for Income")

Van Kampen American Capital World Portfolio Series Trust ("World Portfolio
  Series Trust") on behalf of its Series
    Van Kampen American Capital Global Equity Fund ("Global Equity Fund") Van Kampen American Capital Global Government Securities Fund ("Global
      Government Securities Fund")